                                                                   EXHIBIT 10.34



                       AMENDMENT NO. 2 TO CREDIT AGREEMENT
                                   AND WAIVER

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT AND WAIVER, dated as of April 14, 1999 (the "AMENDMENT") relating to the Credit Agreement referenced below, by and among FRESH FOODS, INC., a North Carolina corporation (the "COMPANY"), the subsidiaries of the Company listed on the signature pages hereto (collectively referred to as the "SUBSIDIARY BORROWERS" or individually referred to as a "SUBSIDIARY BORROWER") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "BORROWERS" or individually referred to as a "BORROWER"), each of those financial institutions identified as Lenders on the signature pages hereto (together with each of their successors and assigns, referred to individually as a "LENDER" and, collectively, as the "LENDERS"), and FIRST UNION COMMERCIAL CORPORATION ("FUCC"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "AGENT"). Terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $75,000,000 credit facility was extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of June 9, 1998 (as amended, modified or otherwise supplemented, the "CREDIT AGREEMENT") among the Borrowers, the Lenders and the Agent;

         WHEREAS, the Borrowers have requested that the Credit Agreement be amended as described herein; and

         WHEREAS, the Lenders are willing to make such amendments;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         (A)      AMENDMENTS.

                  1.       AMENDMENTS TO SECTION 1.1.

                           (a) Clause (v) of the definition of Permitted
                  Indebtedness is amended by deleting the second proviso thereof.

                           (b) The definition of Permitted Indebtedness is
                  further amended by renumbering the first clause (viii) as clause (vii), renumbering the second clause (viii) as clause
                  (ix), and adding the following new clause (viii):

                                    (viii) unsecured letters of credit in
                           addition to any Letters of Credit that may be issued under this Agreement, not to exceed $2,000,000 in the aggregate at any time; and

                 2. AMENDMENT TO SECTION 7.1.

                           (a) Section 7.1(b) is amended by deleting the words
                  "forty-five (45)" in the first sentence thereof and inserting the words "fifty (50)" in their place.

                           (b) Section 7.1(f) is amended by deleting the words
                  "forty-five (45)" and inserting the words "fifty (50)" in their place.

                  3. WAIVER OF SECTION 9.4. Any violation of Section 9.4 occurring as a result of the change of the Company's principal place of business from One WSMP Drive, Claremont, NC 28610 to 361 2nd Street NW, Hickory, NC 28603 is hereby waived.

         (B) REPRESENTATIONS AND WARRANTIES.

         Each Borrower hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the amendments contained herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and (iv) it has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

         (C) This Amendment shall become effective upon receipt by the Agent of executed signature pages to this Amendment.

         (D) Except as expressly amended or modified by the terms hereof, the Credit Agreement each other Credit Document shall remain in full force and effect. This Amendment shall not affect, modify or diminish the obligations of the Borrowers which have accrued prior to the effectiveness of the provisions hereof. The waiver contained herein shall be effective only in the specific instance, for the specific purpose for which given and for the period of time set forth herein.

         (E) The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         (F) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         (G) This Amendment and the Credit Agreement as amended hereby shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


COMPANY:                          FRESH FOODS, INC.


                                  By: /s/ JAMES E. HARRIS
                                     -------------------------------
                                  Name:    James E. Harris
                                  Title:   Vice President


SUBSIDIARY BORROWERS:             CLAREMONT RESTAURANT GROUP, LLC

                                       BY:   FRESH FOODS, INC.,
                                             its Sole Member


                                  FRESH FOODS RESTAURANT GROUP, LLC

                                       BY:   CLAREMONT RESTAURANT
GROUP, LLC, its Sole Member

                                             BY:   FRESH FOODS, INC.,
                                                   its Sole Member


                                   FRESH FOODS PROPERTIES, LLC

                                       BY:   FRESH FOODS, INC.,
                                             its Sole Member


                                   SPICEWOOD, INC.


                                   SUNSHINE WSMP, INC.


                                   FRESH FOODS SALES, LLC

                                       BY:   FRESH FOODS, INC.,
                                             its Sole Member

                                   PIERRE FOODS, LLC

                                       BY:   FRESH FOODS, INC.,
                                             its Sole Member

                                   MOM `n' POP'S COUNTRY HAM, LLC

                                        BY:   PIERRE FOODS, LLC,
                                              its Sole Member

                                              BY:   FRESH FOODS, INC.,
                                                    its Sole Member


                                   SAGEBRUSH OF TENNESSEE, L.P.

                                        BY:   SAGEBRUSH OF SOUTH
                                              CAROLINA, LLC
                                              General Partner

                                              BY:   CLAREMONT
                                                    RESTAURANT
                                                    GROUP, LLC, its Sole
                                                    Member

                                                    BY:  FRESH FOODS,INC.,
                                                         its sole member


                                   SAGEBRUSH OF NORTH CAROLINA, LLC

                                        BY:   CLAREMONT RESTAURANT
                                              GROUP, LLC its Sole Member

                                              BY:   FRESH FOODS, INC.,
                                                    its sole member


                                   SAGEBRUSH OF SOUTH CAROLINA, LLC

                                        BY:   CLAREMONT RESTAURANT
                                              GROUP, LLC, its Sole Member

                                              BY:   FRESH FOODS, INC.,
                                                    its sole member

                                   PIERRE LEASING, LLC

                                         BY:   FRESH FOODS, INC.,
                                               its Sole Member


                                               By: /s/ JAMES E. HARRIS
                                                  ------------------------------
                                                   Name:    James E. Harris
                                                   Title:   Vice President

AGENT AND LENDERS:                          FIRST UNION COMMERCIAL CORPORATION,
                                                     as Agent and a Lender


                                             By: /s/ Terri K. Lins
                                                 -------------------------------
                                             Name:  Terri K. Lins
                                             Title: VP


                                             NATIONSBANK, N.A.,
                                             as a Lender


                                             By: /s/ Angela Peterson Leake
                                                 -------------------------------
                                             Name:  Angela Peterson Leake
                                             Title: Vice President


                                             NATIONAL CITY COMMERCIAL
                                             FINANCE, INC.,
                                             as a Lender


                                             By: /s/ Joseph L. White
                                                 -------------------------------
                                             Name:  Joseph L. White
                                             Title: Sr. VP


                                             AMERICAN NATIONAL BANK AND
                                             TRUST COMPANY OF CHICAGO,
                                             as a Lender


                                             By: /s/ Dawn M. Dieter
                                                 -------------------------------
                                             Name:  Dawn M. Dieter
                                             Title: Vice President